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ALEXANDER ENERGY CORPORATION (LETTERHEAD)                          EXHIBIT 10(n)

BOB G. ALEXANDER
PRESIDENT

                                August 22, 1994

SENT VIA FACSIMILE
AND CERTIFIED MAIL

Independent Energy Marketing, Inc.
220 Travis Street, Suite 300
Shreveport, Louisiana 71101
ATTN: Mr. Allen Alderson

                                                 RE:  TERMINATION OF PARTNERSHIP

Gentlemen:

         Boomer Marketing Company ("Boomer"), a wholly owned subsidiary of Alexander Energy Corporation, as Limited Partner of Independent Energy Marketing, Ltd. ("IEM Partnership") hereby notifies Independent Energy Marketing, Inc., General Partner, of its desire to terminate the IEM Partnership effective August 31, 1994. In accordance with Article 12.02 of the Agreement of Limited Partnership dated January 1, 1990, Boomer requests the General Partner execute this letter in the space provided below acknowledging the voluntary termination of the IEM Partnership effective August 31, 1994. Please return one signed copy on or before August 26, 1994.

         In conjunction with the voluntary termination of the IEM Partnership, we request that you provide us copies of all contracts or agreements, if any, which might remain in effect and encumber our interest after the effective date of the termination. We further request that you provide David Grose with a plan of winding up the affairs of the partnership.
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IEM, Inc.
August 22, 1994
Page Two

         Should you have any questions regarding this matter, please feel free to contact me.


                               Very truly yours,



                              /s/ BOB G. ALEXANDER
                                Bob G. Alexander

cc: Lynn Duncan
BGA/jlp

THE GENERAL PARTNER AND LIMITED PARTNER HEREBY AGREE TO THE VOLUNTARY TERMINATION OF INDEPENDENT ENERGY MARKETING, LTD.

GENERAL PARTNER                            LIMITED PARTNER
INDEPENDENT ENERGY MARKETING, INC.         BOOMER MARKETING COMPANY
BY:  /s/ (Illegible)                       /s/ BOB G. ALEXANDER
DATE:8/24/94                               DATE: 8/23/94